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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 11, 1999, except as to the information presented in Note 15, for which the date is March 10, 1999, relating to the financial statements and financial statement schedule, which appears in Cyrk, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



                                              PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
October 15, 1999